                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date earliest event reported) September 30, 1997
                                                      ------------------

                          CORAM HEALTHCARE CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                1-11343            33-0615337
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(State or other jurisdiction     (Commission        (IRS Employer
      of incorporation)          File Number)     Identification No.)


           1125 Seventeenth Street, Suite 2100, Denver, Colorado 80202
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        (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code (303) 292-4973
                                                          --------------


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

              On October 6, 1997, Coram Healthcare Corporation ("Coram") announced that it had completed the sale to Integrated Health Services, Inc. ("IHS") of Coram's lithotripsy business (the "Lithotripsy Business") for an aggregate cash purchase price of approximately $126.6 million and the assumption of certain related liabilities. Pursuant to a side agreement amending the August 20, 1997 Purchase Agreement, Coram sold its interests in twelve of the thirteen lithotripsy partnerships and the stock of Coram's equipment service company effective September 30, 1997. Coram's interest in its remaining lithotripsy partnership has been placed in escrow and will be delivered to IHS for an additional purchase price of approximately $4.4 million if certain conditions are satisfied on or prior to October 20, 1997. In the event that such conditions are not met, the remaining partnership interest would not be conveyed to IHS pursuant to the amended Purchase Agreement. No assurances can be given that such conditions will be satisfied and that the sale of the remaining partnership interest will be consummated. The purchase price for the Lithotripsy Business was determined pursuant to arm's length negotiations between the parties. Lithotripsy is a non-invasive medical procedure that uses shock waves to dissolve kidney stones.

              The net proceeds of the sale of the Lithotripsy Business and the proceeds of the previously disclosed settlement with Caremark, Inc. will be applied principally to the reduction of Coram's debt.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (b)      Pro Forma Financial Information

                       1. Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1997.

                       2. Unaudited Pro Forma Consolidated Statements of Operations for the twelve months ended December 31, 1996 and for the six months ended June 30, 1997.

                       3. Notes to the Unaudited Pro Forma Consolidated Financial Statements.


              (c)      Exhibits

              Exhibit
              Number      Description of Document
              -------     -----------------------
                2.1       Side Agreement dated as of September 30, 1997 among
                          Coram Healthcare Corporation, T2 Medical, Inc., Coram Healthcare
                          Corporation of Greater New York and Integrated Health Services, Inc.

                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CORAM HEALTHCARE CORPORATION



Date: October 15, 1997                      By: /s/ Richard M. Smith
                                               --------------------------------
                                                Name:  Richard M. Smith
                                                Title: Chief Financial Officer

                          CORAM HEALTHCARE CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION




The following unaudited pro forma consolidated balance sheet as of June 30, 1997 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to the transaction described in Note 1 to the pro forma financial statements. The unaudited pro forma consolidated balance sheet at June 30, 1997 gives effect to the transaction as if it occurred on the balance sheet date. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to these transactions as if they occurred at the beginning of the respective period presented.

Pro forma adjustments have been made to exclude the lithotripsy operations and to give effect to events that are directly attributable to the transaction. Explanations for these adjustments are included in the Notes to the Unaudited Pro Forma Consolidated Financial Statements.

The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the disposition had occurred on the dates indicated. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements and pro forma notes contained elsewhere herein, and in the Company's annual report on Form 10-K and the Company's quarterly reports on Form 10-Q.

                          CORAM HEALTHCARE CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (In Thousands)

                                 JUNE 30, 1997


                                     ASSETS

                                                                  Coram            Pro Forma
                                                             Healthcare Corp.     Adjustments              Pro Forma
                                                             ---------------     --------------          --------------


Current assets:
     Cash and cash equivalents                               $         9,109     $       (1,327)   (A)   $        7,782
     Accounts receivable, net of allowance                            94,090             (5,736)   (A)           88,354
     Inventories                                                      15,181             (2,805)   (A)           12,376
     Receivable from Caremark                                         45,000                  -                  45,000
     Deferred income taxes, net                                        4,786                  -                   4,786
     Other current assets                                             10,089             (1,656)   (A)            8,433
                                                             ---------------     --------------          --------------
          Total current assets                                       178,255            (11,524)                166,731
     Property and equipment, net                                      19,665             (5,475)   (A)           14,190
     Joint ventures and other assets                                  23,224             (3,533)   (A)           19,691
     Deferred income taxes, non-current                                   35                  -                      35
     Other deferred costs                                              7,049                  -                   7,049
     Goodwill, net of accumulated amortization                       327,645            (78,598)   (B)          249,047
                                                             ===============     ==============          ==============
          Total assets                                       $       555,873     $      (99,130)         $      456,743
                                                             ===============     ==============          ==============




                                        LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts Payable                                        $        33,825     $       (4,907)   (A)   $       28,918
     Current maturities of long-term debt                            188,838           (118,000)   (A)           70,838
     Deferred income taxes                                             1,325                  -                   1,325
     Reserve for litigation                                            2,689                  -                   2,689
     Accrued merger and restructuring                                 10,456                  -                  10,456
     Other accrued liabilities                                        29,743             (1,273)   (A)           28,470
                                                             ---------------     --------------          --------------
          Total current liabilities                                  266,876           (124,180)                142,696
     Long-term debt, including revolving lines-of-credit             150,774                  -                 150,774
     Minority interest in consolidated joint ventures                  4,208             (3,218)   (C)              990
     Other liabilities                                                 1,386                  -                   1,386
     Deferred income taxes, non-current                                3,496                  -                   3,496
     Stockholders' equity                                            129,133             28,268    (A)          157,401
                                                             ---------------     --------------          --------------
          Total liabilities and stockholders' equity         $       555,873     $      (99,130)         $      456,743
                                                             ===============     ==============          ==============

                          CORAM HEALTHCARE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In Thousands)

                          YEAR ENDED DECEMBER 31, 1996


                                                                 Coram                Pro Forma
                                                            Healthcare Corp.          Adjustments                   Pro Forma
                                                          -------------------     ------------------           ------------------
Net revenue                                               $           521,969     $          (47,599) (A)      $          474,370
Cost of service                                                       361,688                (21,662) (A)                 340,026
                                                          -------------------     ------------------           ------------------
Gross profit                                                          160,281                (25,937)                     134,344
Operating expenses:
     Selling, general and administrative expenses                     104,261                 (1,640) (A)                 102,621
     Provision for estimated uncollectable accounts                    29,045                   (355) (A)                  28,690
     Amortization of goodwill                                          15,259                 (3,533) (B)                  11,726
     Provision for litigation settlement                               27,875                      -                       27,875
                                                          -------------------     ------------------           ------------------
        Total operating expenses                                      176,440                 (5,528)                     170,912
                                                          -------------------     ------------------          -------------------
Operating loss                                                        (16,159)               (20,409)                     (36,568)
Other income (expense):
     Interest expense                                                 (78,767)                 9,500  (D)                 (69,267)
     Other income, net                                                  3,612                   (580) (A)                   3,032
                                                          -------------------     ------------------           ------------------
Loss before income taxes and minority interest                        (91,314)               (11,489)                    (102,803)
     Income tax benefit                                               (13,998)                   (34) (A)                 (14,032)
     Minority interest in net income of consolidated J.V.               7,698                 (6,589) (C)                   1,109
                                                          ===================     ==================           ==================
Net loss                                                  $           (85,014)    $           (4,866)          $          (89,880)
                                                          ===================     ==================           ==================

Loss per share                                            $             (2.05)                                 $            (2.16)
                                                          ===================                                  ==================

Weighted average common shares outstanding                             41,546                                              41,546
                                                          ===================                                  ==================

                          CORAM HEALTHCARE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In Thousands)

                         SIX MONTHS ENDED JUNE 30, 1997


                                                                     Coram               Pro Forma
                                                                Healthcare Corp.        Adjustments                 Pro Forma
                                                               ------------------     ----------------           ----------------
Net revenue                                                    $          239,830     $        (23,062) (A)      $        216,768
Cost of service                                                           164,765               (8,559) (A)               156,206
                                                               ------------------     ----------------           ----------------
Gross profit                                                               75,065              (14,503)                    60,562
Operating expenses:
     Selling, general and administrative expenses                          46,478               (1,734) (A)                44,744
     Provision for estimated uncollectible accounts                         8,392                  (77) (A)                 8,315
     Amortization of goodwill                                               7,209               (1,704) (B)                 5,505
     Income from litigation settlement                                   (156,792)                   -                   (156,792)
                                                               ------------------     ----------------           ----------------
        Total operating income                                            (94,713)              (3,515)                   (98,228)
                                                               ------------------     ----------------          -----------------
Operating income                                                          169,778              (10,988)                   158,790
Other income (expense) :
     Interest expense                                                     (39,726)               4,800  (D)               (34,926)
     Termination fee                                                       15,182                    -                     15,182
     Other income, net                                                      1,704                 (399) (A)                 1,305
                                                               ------------------     ----------------           ----------------
Income before income taxes and minority interest                          146,938               (6,587)                   140,351
     Income tax expense                                                       250                  (46) (A)                   204
     Minority interest in net income of consolidated J.V.                   4,505               (3,990) (C)                   515
                                                               ==================     ================           ================
Net income                                                     $          142,183     $         (2,551)          $        139,632
                                                               ==================     ================           ================

Earnings per share                                             $             2.73                                $           2.68
                                                               ==================                                ================

Weighted average shares outstanding                                        52,023                                          52,023
                                                               ==================                                ================

                          CORAM HEALTHCARE CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




1.    Summary of Transaction

On September 30, 1997, Coram Healthcare Corporation (the "Company") completed the sale to Integrated Health Services, Inc. ("IHS") of the Company's lithotripsy business (the "Lithotripsy Business") for an aggregate cash purchase price of approximately $126.6 million and the assumption of certain related liabilities. Pursuant to a side agreement amending the August 20, 1997 Purchase Agreement, Coram sold its interests in twelve of the thirteen lithotripsy partnerships and the stock of Coram's equipment service company effective September 30, 1997. The Company's interest in its remaining lithotripsy partnership has been placed in escrow and will be delivered to IHS for an additional purchase price of approximately $4.4 million if certain conditions are satisfied on or prior to October 20, 1997. In the event that such conditions are not met, the remaining partnership interest would not be conveyed to IHS pursuant to the amended Purchase Agreement. No assurances can be given that such conditions will be satisfied and that the sale of the remaining partnership interest will be consummated. After consideration of accruals for estimated legal, consulting and other costs that are directly attributable to the sale of the Lithotripsy Business, net proceeds of approximately $118.0 million are assumed to have been used to repay outstanding borrowings under the Company's Senior Credit Facility. The purchase price for the Lithotripsy Business was determined pursuant to arm's length negotiations between the parties. Lithotripsy is a non-invasive medical procedure that uses shock waves to dissolve kidney stones.


2.    Pro Forma Adjustments

      (A) To record disposition of the Company's Lithotripsy Business and to eliminate the assets and liabilities and sales, cost of sales and expenses of the Lithotripsy Business.
      (B) To eliminate the Company's goodwill in the Lithotripsy Business and related amortization expense.
      (C) To eliminate the Company's minority interest obligation relating to the Lithotripsy Business and the relating minority interest expense.
      (D) Under the Senior Credit Facility the Company is required to apply net sale proceeds, as defined in the debt agreement, to reduce its debt obligations. Thus, interest expense is adjusted for estimated interest savings that would have resulted had the cash proceeds from the sale of the Lithotripsy Business been used to repay a portion of the Company's Senior Credit Facility.

                                 EXHIBIT INDEX


              Exhibit
              Number      Description of Document
              -------     -----------------------
                2.1       Side Agreement dated as of September 30, 1997 among
                          Coram Healthcare Corporation, T2 Medical, Inc., Coram Healthcare
                          Corporation of Greater New York and Integrated Health Services, Inc.